UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest Event Reported:  November 29, 2010)

THE KEYW HOLDING CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No.  001-34891

Maryland	27-1594952
(State or other jurisdiction of	(IRS Employer ID No.)
incorporation or organization)

1334 Ashton Road, Suite A
Hanover, Maryland	21076
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(443) 270-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE KEYW HOLDING CORPORATION

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this current report is also responsive to this Item 1.01 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

Pursuant to a Stock Purchase Agreement by and among The KEYW Holding Corporation (“KEYW”), Sycamore.US, Inc., (“Sycamore”), Sycamore Services, Inc., the Stockholders of Sycamore.US, Inc. (“Sellers”) and Kurt Heckman, as the Representative of the Sellers dated and effective November 29, 2010 (the “Agreement”), KEYW acquired all of the outstanding capital stock of Sycamore for $27.0 million in cash and 87,500 shares of KEYW common stock (exclusive of accounting and attorney fees and customary closing costs and adjustments).  The KEYW shares are subject to a 180 day lock-up beginning November 30, 2010, as well as registration rights in the event that KEYW files specified stock registrations within six months from closing of the transaction.

KEYW, Sycamore and the Sellers have made customary representations and warranties in the Agreement.  The Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters. Under the Agreement, an aggregate of $1.5 million will remain in escrow following the closing to satisfy potential indemnification claims by KEYW, with the escrow fund (less any indemnity amounts paid therefrom) to be released following the fifteen month anniversary of the closing, subject to pending indemnity claims and otherwise in accordance with the terms of the Agreement.

The foregoing is a summary of the terms of the Stock Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, copies of which are attached hereto as Exhibit 2.1.

On November 30, 2010, KEYW issued a press release announcing the completion of the Sycamore acquisition, a copy of which is attached as Exhibit 99.4 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(1)
The audited consolidated financial statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 24, 2010, together with Report of Independent Auditors, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(2)
The unaudited consolidated financial statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 25, 2009, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(3)
The audited consolidated financial statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the years ended December 31, 2009 and 2008, together with Report of Independent Auditors are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

THE KEYW HOLDING CORPORATION

(b)	Pro forma financial information.

The unaudited pro forma financial information included with this current report on Form 8-K has been prepared to illustrate the pro forma effects for the acquisition of Sycamore.  The unaudited pro forma condensed balance sheet as of December 31, 2009 and the unaudited pro forma condensed statements of income for the year ended December 31, 2009 are filed with this Form 8-K as Exhibit 99.3.  The unaudited pro forma condensed balance sheet as of December 31, 2009 gives effect to the Sycamore acquisition as if it occurred on that date.  The unaudited pro forma condensed statements of income for the year ended December 31, 2009 gives effect to the Sycamore acquisition as if it occurred on January 1, 2009.

The unaudited pro forma condensed financial information is provided for informational purposes only and is not necessarily indicative of the results that would have occurred if the Sycamore acquisition had occurred on the first day of the period presented. The unaudited pro forma financial statements should not be construed as being representative of future operating results or the financial position of KEYW and should be read in conjunction with the:

•	Accompanying notes to the unaudited pro forma condensed financial statements;

•
KEYW’s historical consolidated financial statements and notes included in KEYW’s prospectus dated September 30, 2010 and filed with the Securities and Exchange Commission on October 1, 2010 pursuant to Rule 424(b)(4); and

•	Sycamore’s audited financial statements and notes for nine months ended September 24, 2010 and the years ended December 31, 2009 and December 31, 2008.

(d)	Exhibits –

Exhibit 2.1
Stock Purchase Agreement by and among The KEYW Holding Corporation, Sycamore.US, Inc., Sycamore Services, Inc., the Stockholders of Sycamore.US, Inc. (“Sellers”) and the Representative of the Sellers dated and effective November 29, 2010. (1) (2)

Exhibit 23.1	Consent of Independent Certified Registered Public Accounting Firm. (2)

Exhibit 99.1	Audited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 24, 2010, together with Report of Independent Auditors. (2)

Exhibit 99.2	Unaudited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 25, 2009. (2)

Exhibit 99.3	Audited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the years ended December 31, 2009 and 2008, together with Report of Independent Auditors. (2)

Exhibit 99.4	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2009; Unaudited Pro Forma Condensed Statement of Income for the year ended December 31, 2009. (2)

Exhibit 99.5	The KEYW Holding Corporation Press Release, dated November 30, 2010, announcing the completion of the acquisition of Sycamore.US, Inc. (2)
____________________________
(1)
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ John E. Krobath
DATE: December 1, 2010	John E. Krobath
Chief Financial Officer

THE KEYW HOLDING CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1
Stock Purchase Agreement by and among The KEYW Holding Corporation, Sycamore.US, Inc., Sycamore Services, Inc., the Stockholders of Sycamore.US, Inc. (“Sellers”) and the Representative of the Sellers dated and effective November 29, 2010. (1) (2)

Exhibit 23.1	Consent of Independent Certified Registered Public Accounting Firm. (2)

Exhibit 99.1	Audited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 24, 2010, together with Report of Independent Auditors. (2)

Exhibit 99.2	Unaudited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the nine months ended September 25, 2009. (2)

Exhibit 99.3	Audited Consolidated Financial Statements of Sycamore.US, Inc. and Sycamore Services, Inc. as of and for the years ended December 31, 2009 and 2008, together with Report of Independent Auditors. (2)

Exhibit 99.4	Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2009; Unaudited Pro Forma Condensed Statement of Income for the year ended December 31, 2009. (2)

Exhibit 99.5	The KEYW Holding Corporation Press Release, dated November 30, 2010, announcing the completion of the acquisition of Sycamore.US, Inc. (2)
___________________________
(1)
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request.

(2)	Filed herewith.